Exhibit 10.2

FOURTH AMENDMENT

FOURTH AMENDMENT, dated as of June 27, 2012 (this “Amendment”), to the Credit Agreement, dated as of October 20, 2011 (as amended by the First Amendment, dated as of November 17, 2011, as further amended by the Waiver and Second Amendment, dated as of November 18, 2011, as further amended by the Third Amendment, dated as of May 21, 2012, the “Credit Agreement”), among Marriott Vacations Worldwide Corporation, a Delaware corporation (“MVWC”), Marriott Ownership Resorts, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), Bank of America, N.A. and Deutsche Bank Securities Inc., as co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. as co-syndication agents and JPMorgan Chase Bank, N.A., as administrative agent.

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has further requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments. The Credit Agreement shall be amended as of the Amendment Effective Date (as defined below) as set forth below.

(a) Amendments to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended as follows:

(i) by inserting the following definition in proper alphabetical order:

“Fourth Amendment” means the Fourth Amendment to this Agreement dated June 27, 2012.

(ii) by deleting the definition of “Wholly Owned Subsidiary” in its entirety and replacing it with the following:

“Wholly Owned Subsidiary”: as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries; provided that Capital Stock constituting Preferred Stock of MVW US Holdings, Inc. shall be disregarded for purposes of this definition.

SECTION 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Amendment Effective Date”):

(a) The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (i) the Borrower and MVWC and (ii) the Required Lenders.

SECTION 4. Representations and Warranties. Each of the Borrower and MVWC hereby represents and warrants that (a) each of the representations and warranties contained in Section IV of the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Amendment Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5. Effects on Credit Documents. (a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

SECTION 6. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of legal counsel.

SECTION 7. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 8. Amendments; Execution in Counterparts. (a) This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, MVWC, the Administrative Agent and the Required Lenders. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

By:	/s/ Joseph Bramuchi
Name: Joseph Bramuchi
Title: Vice President

MARRIOTT OWNERSHIP RESORTS, INC.

By:	/s/ Joseph Bramuchi
Name: Joseph Bramuchi
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ Marc Costantino
Name: Marc Costantino
Title: Executive Director

BANK OF AMERICA, as Lender

By:	/s/ Ronald Odlozil
Name: Ronald Odlozil
Title: Senior Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Mary Kay Coyle
Name: Mary Kay Coyle
Title: Managing Director

By:	/s/ Joanna Soliman
Name: Joanna Soliman
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Director

By:	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Associate

BANK OF HAWAII, as Lender

By:	/s/ Donovan Koki
Name: Donovan Koki
Title: Senior Vice President

FIRST HAWAIIAN BANK, as Lender

By:	/s/ Dawn Hofmann
Name: Dawn Hofmann
Title: Vice President

THE ROYAL BANK OF SCOTLAND, as Lender

By:	/s/ Michaela V. Galluzzo
Name: Michaela V. Galluzzo
Title: Authorised Signatory

SUNTRUST BANK, as Lender

By:	/s/ Johnetta Bush
Name: Johnetta Bush
Title: Vice President

US BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Vice President

WELLS FARGO CAPITAL FINANCE, LLC, as Lender

By:	/s/ Ajay Jagsi
Name: Ajay Jagsi
Title: Vice President